Exhibit 99.1

Blueport Acquisition Ltd and SingAuto Inc Announce Business Combination Agreement to Create a Publicly Listed Company

New York, NY and Singapore, May 1, 2026 — Blueport Acquisition Ltd (Nasdaq: BPAC) (“Blueport”), a publicly traded special purpose acquisition company, and SingAuto Inc (“SingAuto”), a global innovator providing green cold-chain logistics technology solutions for smart commercial electric vehicles (“CEVs”), today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”). Upon consummation of the business combination of Blueport and SingAuto and related transactions contemplated by the Business Combination Agreement (collectively, the “Proposed Transactions”), a newly formed holding company for the purpose of the Proposed Transactions will be listed on The Nasdaq Stock Market LLC (“Nasdaq”). The closing of the Proposed Transactions is subject to customary closing conditions, including regulatory and shareholder approvals.

Innovation in Logistics Technology Solutions in CEV

Headquartered in Singapore, SingAuto operates through its subsidiaries in Singapore and the Middle East to design, produce and manufacture CEVs. SingAuto has completed the research, development and testing of its flagship new energy refrigerated commercial vehicle, S1, covering application scenarios for increasing delivery efficiencies of frozen, chilled and fresh produce with pharmaceutical products in the same vehicle during the same shipment. SingAuto imports semi knocked-down (SKD) parts from original equipment manufacturers to the Middle East and manufactures direct to consumer in the cold-chain logistics space and licenses its technology, patents and other services to other companies. SingAuto’s competitive advantages are characterized by its unique business models, technology innovations and an experienced management team.

Management Comments

“As a serial entrepreneur, I am extremely excited about the future of new energy, intelligent refrigerated trucks and the rapid technological evolution in the cold-chain logistics industry,” said Mr. Yuqiang Liu, the Chairman and Chief Executive Officer of SingAuto. “We focus on not only the technology revolution of the cold-chain logistic industry, but also the seamless integration of artificial intelligence into our products. The business combination will strengthen our market presence and allow us to accelerate our business plan and growth. For our next step, we plan to leverage on our expertise and expand our products and services to reach a wider audience base.”

“Our team has been actively and diligently searching for a target to add value to our shareholders, and we are fortunate enough to find this opportunity to partner with the team at SingAuto,” said Mr. William S. Rosenstadt, the Chief Executive Officer of Blueport. “We believe SingAuto is a uniquely compelling company with green cold-chain logistics technology solutions for smart commercial electric vehicles that will benefit from being a public company.”

Transaction Overview

Under the terms of the Business Combination Agreement, Blueport will merge with and into NeoCryo Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of Blueport (“Purchaser”), with Purchaser as the surviving entity (the “Reincorporation Merger”), and (ii) at least one business day following the Reincorporation Merger, NeoCryo Merger Sub Ltd, a Cayman Islands exempted company and a wholly-owned subsidiary of Blueport (“Merger Sub”), will merge with and into SingAuto, with SingAuto as the surviving entity and a wholly-owned subsidiary of Purchaser (the “Acquisition Merger”). Purchaser upon consummation of the Proposed Transactions is referred to as “PubCo.”

Upon the closing of the Reincorporation Merger, (i) each issued and outstanding unit of Blueport will automatically separate into its individual components of class A ordinary shares and rights, (ii) each issued and outstanding class B ordinary shares of Blueport will be converted into one class A ordinary share of Blueport, (iii) each issued and outstanding class A ordinary share of Blueport will be converted into one ordinary share of Purchaser, and (iv) each right of Blueport will be converted into a right to receive one-sixth of one ordinary share of Purchaser at the closing of the Proposed Transactions.

Upon the closing of the Acquisition Merger, shareholders of SingAuto will receive approximately, 120,000,000 ordinary shares of PubCo, valued at $10.00 per share, based on the merger consideration of USD$1.2 billion.

The Proposed Transactions have been unanimously approved by the boards of directors of both Blueport and SingAuto. The Proposed Transactions are expected to close by end of 2026, subject to regulatory and shareholder approvals, and other customary closing conditions, including that the U.S. Securities and Exchange Commission (the “SEC”) completes its review of the Proxy statement/Prospectus relating to the Proposed Transactions and approval by Nasdaq to list the PubCo ordinary shares. No assurances can be made that the Proposed Transactions will be consummated on the terms or time frame currently contemplated, or at all.

SingAuto’s Chairman and Chief Executive Officer, Mr. Yuqiang Liu, is expected to continue to lead PubCo after the closing of the Proposed Transactions.

Additional information about the Proposed Transactions, including a copy of the Business Combination Agreement, will be provided in a Current Report on Form 8-K to be filed by Blueport with the SEC and will be available at www.sec.gov.

ADVISORS

Loeb & Loeb LLP is acting as U.S. legal counsel to Blueport and Ogier is acting as Cayman legal counsel to Blueport. Robinson & Cole LLP is acting as U.S. legal counsel to SingAuto, ShookLin & Bok is acting as Singapore counsel to SingAuto and Ogier is acting as Cayman legal counsel to SingAuto.

About SingAuto Inc

Headquartered in Singapore, SingAuto is a global innovator in green cold-chain logistics technology solutions. Starting with new energy refrigerated vehicles for the cold-chain logistics industry, the company has developed an integrated cold-chain platform that meets the demand of different markets.

About Blueport Acquisition Ltd

Blueport Acquisition Ltd (Nasdaq: BPAC) is a blank check company incorporated in the Cayman Islands as an exempted company with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. Blueport is led by Mr. William Rosenstadt, the Company’s Chief Executive Officer, and Mr. Kulwant Sandher, the Company’s Chief Financial Officer.

Additional Information and Where to Find It

This press release relates to a proposed business combination transaction involving Blueport and SingAuto. In connection with the Proposed Transactions, Blueport, SingAuto and Purchaser intend to file with the SEC a registration statement on Form F-4 that will include a proxy statement for shareholders of Blueport and that will also constitute a prospectus with respect to the ordinary shares of PubCo to be issued in connection with the Proposed Transactions (the “Proxy Statement/Prospectus”). This document is not a substitute for the Proxy Statement/Prospectus. The definitive Proxy Statement/Prospectus (if and when available) will be delivered to Blueport’s shareholders. Blueport may also file other relevant documents regarding the Proposed Transactions with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF BLUEPORT AND SINGAUTO AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BLUEPORT, SINGAUTO, PURCHASER, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and security holders of Blueport and SingAuto may obtain free copies of the Proxy Statement/Prospectus (if and when available) and other documents that are filed or will be filed with the SEC by Blueport, SingAuto and Purchaser through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Blueport, SingAuto and their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Blueport’s shareholders in connection with the Proposed Transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Blueport’s shareholders in connection with the Proposed Transactions will be set forth in the Proxy Statement/Prospectus to be filed with the SEC in connection with the transactions. You can find more information about Blueport’s directors and executive officers, and their ownership of Blueport’s ordinary shares in its filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 26, 2026. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy Statement/Prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any proxy, consent, vote or approval with respect to any securities in respect of the Proposed Transactions and is not a substitute for the Proxy Statement/Prospectus or any other document that Blueport, SingAuto or Purchaser may file with the SEC or send to Blueport’s or SingAuto’s shareholders in connection with the Proposed Transactions. No offer, sale, issuance or transfer of securities shall be made in any jurisdiction in which such offer, sale, issuance or transfer would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements,” including, among other things, statements regarding the anticipated benefits and impact of the Proposed Transactions on PubCo’s business and future financial and operating results, the anticipated timing of closing of the Proposed Transactions, the anticipated growth of the industries and markets in which SingAuto competes, the success and customer acceptance of SingAuto’s product offerings and other aspects of SingAuto’s operations, plans, objectives, opportunities, expectations or operating results, the expected ownership structure of PubCo and the likelihood and ability of the parties to successfully consummate the Proposed Transactions. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “intend,” “estimated,” “target,” “project,” and similar phrases or words of similar meaning that denote future expectations or intent regarding PubCo’s and SingAuto’s financial results, operations and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Such forward-looking statements are based upon the current beliefs and expectations of management of Blueport and SingAuto and are inherently subject to significant business, economic and competitive risks, uncertainties and other factors, both known and unknown, which are difficult to predict and generally beyond the control of Blueport and SingAuto and that may cause actual results and the timing of future events to differ materially from the results and timing of future events anticipated by the forward-looking statements in this press release, including but not limited to: (i) the ability of the parties to complete the Proposed Transactions within the time frame anticipated or at all; (ii) the failure to realize the anticipated benefits of the Proposed Transactions or those benefits taking longer than anticipated to be realized; (iii) the risk that the Proposed Transactions may not be completed by Blueport’s business combination deadline and the potential failure to obtain further extensions of the business combination deadline if sought by Blueport; (iv) the failure to satisfy the conditions to the consummation of the Proposed Transactions, including the approval of the Business Combination Agreement by the shareholders of Blueport and SingAuto, the receipt of any required governmental or regulatory approvals or the failure to meet the Nasdaq listing standards in connection with the closing of the Proposed Transactions; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the Proposed Transactions on SingAuto’s business relationships, performance and business generally; (vii) risks that the Proposed Transactions disrupt current plans and operations of SingAuto and any potential difficulties in SingAuto employee retention as a result of the Proposed Transactions; (viii) the outcome of any legal proceedings that may be instituted against SingAuto or Blueport related to the Business Combination Agreement or the Proposed Transactions or any product liability or regulatory lawsuits or proceedings relating to SingAuto’s products; (ix) the ability to maintain the listing of the PubCo ordinary shares on Nasdaq after the closing of the Proposed Transactions; (x) potential volatility in the price of PubCo ordinary shares due to a variety of factors, including changes in the competitive and highly regulated industries in which SingAuto operates, variations in performance across competitors, changes in laws and regulations affecting SingAuto’s business, and changes in PubCo’s capital structure; (xi) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the Proposed Transactions; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industries in which SingAuto operates or the markets that SingAuto targets; (xiii) the inability of SingAuto and its current and future collaborators to successfully develop and commercialize SingAuto’s products in the expected time frame or at all; (xiv) the risk that PubCo may never achieve or sustain profitability or may need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xv) the costs of the Proposed Transactions. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties and factors, including those described in Blueport’s most recent Annual Report on Form 10-K and other documents filed or to be filed with the SEC by Blueport, SingAuto and Purchaser from time to time. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of Blueport or SingAuto. The forward-looking statements included in this press release are made only as of the date hereof, and Blueport and SingAuto disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof. Forecasts and estimates regarding SingAuto’s industry and end markets are based on sources Blueport and SingAuto believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Contact Information:

Blueport Acquisition Ltd

William S. Rosenstadt

Tel: +1 212.588.0022

Email: wsr@orllp.legal

SingAuto Inc.

Jimmy Tan, IRC

Tel: +65 6970 7107

Email: Jimmy.tan@singautotech.com

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